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                                EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


  We consent to the use in this Amendment No. 1 to Registration Statement on Form 10 of CBC Holding Company of our reports dated June 30, 1997, March
31, 1997 and December 31, 1996.


Thigpen, Jones, Seaton & Co., P.C.
Dublin, Georgia
September 26, 1997



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